March 1st, 2017 Fourth Quarter and Full Year 2016 Financial Results and Business Update Exhibit 99.2

Safe Harbor Statement Some of the statements made in this presentation are forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe harbor Provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based upon Intrexon’s current expectations and projections about future events and generally relate to Intrexon’s plans, objectives and expectations for the development of Intrexon’s business.  Although management believes that the plans and objectives reflected in or suggested by these forward-looking statements are reasonable, all forward-looking statements involve risks and uncertainties and actual future results may be materially different from the plans, objectives and expectations expressed in this presentation. These risks and uncertainties include, but are not limited to, (i) Intrexon’s current and future ECCs and joint ventures; (ii) Intrexon’s ability to successfully enter new markets or develop additional products, whether with its collaborators or independently; (iii) actual or anticipated variations in Intrexon’s operating results; (iv) actual or anticipated fluctuations in Intrexon’s competitors’ or its collaborators’ operating results or changes in their respective growth rates; (v) Intrexon’s cash position; (vi) market conditions in Intrexon’s industry; (vii) the volatility of Intrexon’s stock price; (viii) Intrexon’s ability, and the ability of its collaborators, to protect Intrexon’s intellectual property and other proprietary rights and technologies; (ix) Intrexon’s ability, and the ability of its collaborators, to adapt to changes in laws or regulations and policies; (x) the outcomes of pending and future litigation; (xi) the rate and degree of market acceptance of any products developed by a collaborator under an ECC or through a joint venture; (xii) Intrexon’s ability to retain and recruit key personnel; (xiii) Intrexon’s expectations related to the use of proceeds from its public offerings and other financing efforts; (xiv) Intrexon’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; and (xv) Intrexon’s expectations relating to its subsidiaries and other affiliates. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Intrexon’s actual results to differ from those contained in the forward-looking statements, see the section entitled ”Risk Factors“ in Intrexon’s Annual Report on Form 10-K, as well as discussions of potential risks, uncertainties, and other important factors in Intrexon’s subsequent filings with the Securities and Exchange Commission. All information in this presentation is as of the date of the release, and Intrexon undertakes no duty to update this information unless required by law. Non-GAAP Financial Measures This presentation presents Adjusted EBITDA and Adjusted EBITDA per share, which are non-GAAP financial measures within the meaning of applicable rules and regulations of the Securities and Exchange Commission (SEC). For a reconciliation of Adjusted EBITDA to net loss attributable to Intrexon in accordance with generally accepted accounting principles and for a discussion of the reasons why the company believes that these non-GAAP financial measures provide information that is useful to investors see the tables below under “Reconciliation of GAAP to Non-GAAP Measures.” Such information is provided as additional information, not as an alternative to Intrexon’s consolidated financial statements presented in accordance with GAAP, and is intended to enhance an overall understanding of the Company’s current financial performance. © 2017 Intrexon Corp. All rights reserved. Intrexon Corporation is sharing the following materials for informational purposes only. Such materials do not constitute an offer to sell or the solicitation of an offer to buy any securities of Intrexon. Any offer and sale of Intrexon’s securities will be made, if at all, only upon the registration and qualification of such securities under all applicable federal and state securities laws or pursuant to an exemption from such requirements. The attached information has been prepared in good faith by Intrexon. However, Intrexon makes no representations or warranties as to the completeness or accuracy of any such information. Any representations or warranties as to Intrexon shall be limited exclusively to any agreements that may be entered into by Intrexon and to such representations and warranties as may arise under law upon distribution of any prospectus or similar offering document by Intrexon. Forward-Looking Statements

Marketable Products & Health Geno Germano – President

Marketable Products

Marketable Products – 2016 in Review

OXITEC

Oxitec – Scalable Friendly™ mosquito solution to suppress the disease-carrying *Aedes aegypti*

- Production at large scale facility began in Q4'2016
- Expanded deployment in Piracicaba, Brazil
- Deployment began in Cayman Islands
- Received support from W.H.O., FDA and ANVISA
- Received significant consumer support in areas of deployment
- Received approval for investigational trial in Monroe County, FL

OSF

Arctic® Apple – First USDA approved non-browning apple without use of chemical or antioxidant treatments

- Completed first-ever commercial harvest of non-browning Arctic® Golden apples
- Planted 70,000 trees in 2016
- Arctic® Fuji variety granted deregulated status by the USDA, joining Arctic® Goldens and Arctic® Grannys

AquaBounty TECHNOLOGIES

AquAdvantage® Salmon – First engineered food animal approved by FDA/Health Canada

- Received approval from Health Canada for commercial sale
- Acquired plant on Prince Edward Island, Canada to help scale production capacity
- Filed Form 10 with SEC for listing on NASDAQ stock market

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INTREXON®

© 2017 Intrexon Corp. All rights reserved.

Marketable Products

Oxitec – 2017 Outlook

Friendly™ Aedes (OX513A)

- Specifically targets *Aedes aegypti:*
  - Primary vector for dengue, Zika, Yellow Fever, chikungunya
  - Infects ~400 million people annually in >120 countries

- **Expand current engagements in existing countries for Friendly™ Aedes including:**
  - *Brazil* – Expand into new states/cities/municipalities while continuing to work towards full ANVISA approval
  - *Cayman Islands* – Expand to island-wide deployment on Grand Cayman
  - *India* – Move from large cage to open field trials during late 2017 / early 2018
- **Initiate new deployments for Friendly™ Aedes in multiple new countries**
  - Focused on Americas and the Caribbean
  - Expect initiation of Monroe County trial and progress in other areas of the U.S. that have expressed interest
- **Establish "hub and spoke" model including centralized egg factory**

5

OXITEC

INTREXON

© 2017 Intrexon Corp. All rights reserved.

Marketable Products

OSF – 2017 Outlook

Arctic APPLES

- Non-chemical, preservative-free approach to non-browning apples
- Three varieties approved to date: Arctic® Golden, Granny & Fuji
- Initial target market of fresh sliced apples is ~$500 million in U.S.

- **Begin commercial sales of fresh sliced Arctic® apples in U.S. in Fall of 2017**
  - Since introduction in the early 2000s, preservative and chemical coatings have taken the fresh sliced apple industry from almost zero to ~$500 million in sales in the U.S. today, and as a result the worldwide market for fresh sliced apples is well established
  - Believe we have superior product with no additives and no change to apple taste or texture
  - Anticipate substantial cost advantage for fresh slice Arctic® apples as up to ~40% of production cost for "coated" slice apples is related to the cost & application of preservative coatings
- **Plant 300,000 trees during 2017, up over 4-fold from 70,000 trees in 2016, and make preparations for 500,000 trees to be planted in 2018**
- **Expand country approvals beyond U.S. and Canada**

6

OSF

INTREXON®

© 2017 Intrexon Corp. All rights reserved.

Marketable Products

AquAdvantage® – 2017 Outlook

AquAdvantage® Salmon	- Vaccine-free, antibiotic-free platform for fish farming - No impact to marine environment & low carbon-footprint solution - Salmon market exceeds $10 billion globally

- **Atlantic salmon market in U.S. estimated at >$2 billion (~50% food service / ~50% direct retail)**
  - Almost all commercially available Atlantic salmon is farmed
  - US alone imports over 200,000 tons of farmed Atlantic Salmon annually
- **Advantages of AquAdvantage® platform**
  - Lower production cost driven by faster growth rate and ~25% less feed requirement
  - Land-based production enables *"production anywhere"* closer to end consumers and overcomes temperature requirements and other natural/biological constraints that limit farmed salmon production to select locations such as Norway and Chile
  - Potential for lower supply fluctuations and steady prices
- **AquaBounty has several paths to revenue generation now under evaluation including purchase of an existing production facility and construction of new production facility in North America**

**AquaBounty Technologies listed on NASDAQ in January 2017; Intrexon maintains majority ownership after completing AQB stock dividend to its shareholders*

7

© 2017 Intrexon Corp. All rights reserved.

Development Platforms

Health – 2016 in Review

2016 Developments:

- **ZIOPHARM clinical and pre-clinical studies:**
  - Encouraging overall survival data in recurrent glioblastoma (GBM) Phase I study utilizing Ad-RTS-IL12, and promising pre-clinical results for Ad-RTS-IL-12 gene therapy in pediatric glioma
  - Phase 1 trial of 2nd generation *Sleeping Beauty* CD19-CAR-T cells: Achieved ongoing CR in patient with multiple-relapsed ALL after lymphodepleting chemotherapy
  - Preclinical work on 3rd gen Sleeping Beauty CAR+ T cells co-expressing a CD19-specific CAR and mbIL15 resulted in improved production times (<2 days) and sustained *in vivo* persistence, anti-tumor effects and leukemia-free survival in mouse studies
- **Fibrocell initiated Phase I/II trial of FCX-007 for recessive dystrophic epidermolysis bullosa (RDEB)**
- **Collaborator regulatory achievements with the U.S. Food and Drug Administration:**
  - *Fast Track designation* granted: ActoBiotics® AG013 (Oragenics) for treatment of oral mucositis
  - *Two Orphan Drug designations* granted: AGIL-FA (Agilis) for treatment of Friedreich's ataxia and FCX-013 (Fibrocell) for the treatment of linear scleroderma
- **Exemplar's LDLR research model was 1st miniswine model cleared by US FDA for commercial use**
- **Expanded health pipeline via new collaborations to develop treatments for celiac disease, chronic rhinosinusitis, neuropathic pain, and cancer**

Oncology Rare Skin Disorders Infertility
Autoimmune Diseases Cardiac Disease
Cartilage Repair Neuropathic Pain



Oral Mucositis Respiratory Infection
Ophthalmology Diabetes Cartilage Repair
Infectious Disease Rare Diseases Arthritis

INTREXON®

© 2017 Intrexon Corp. All rights reserved.

8

Development Platforms

Health – 2017 Developments and Milestones

2017 Developments:

- **Oncology**: Collaborator ZIOPHARM announced end-of-phase 2 meeting with FDA for Ad-RTS-hIL-12 in recurrent GBM and expects to announce meeting outcome in 1Q with goal of initiating a pivotal clinical trial in 2017
- **Oncology**: Signed CRADA with NCI for development of immunotherapies for patients with advanced cancers using autologous PBLs genetically modified with *Sleeping Beauty* system to express TCRs targeting neoantigens
- **Oncology**: Ongoing Phase 1 trial of 2nd generation *Sleeping Beauty* CD19-CAR-T cells treated patient with manufacturing time reduced to 2 weeks; ZIOPHARM progressing towards "Point-of-Care" approach
- **Rare Disease**: Fast Track designation granted to FCX-007 for treatment of RDEB & 1st patient dosed (Fibrocell)

Anticipated 2017 Milestones:

- **Oncology**: ZIOPHARM INDs/trials: (1) CD33 CAR for refractory AML; (2) Off-the-shelf primary NK cells for AML; (3) Pediatric brain tumor with Ad-RTS-IL-12 in 1H; (4) Combination approach in GBM; (5) POC trial
- **Oncology**: Non-viral *Sleeping Beauty* platform progress in CAR & TCRs; IND 2H'2017 for *Sleeping Beauty* TCRs
- **Oral Mucositis**: Collaborator Oragenics planning IND update for AG013 Phase II trial
- **Infectious Disease**: Oragenics anticipates IND filing for OG716, a lantibiotic for treating *C. difficile* infection
- **Rare Disease**: Fibrocell anticipates IND filing for FCX-013 for linear scleroderma
- **Ophthalmology**: Pre-clinical studies ongoing in Wet AMD program; potential to file IND
- **Cardiac Disease**: Anticipate filing IND for first multi-gene therapy for cardiac disease (Xogenex)

Oncology Rare Skin Disorders Infertility
Autoimmune Diseases Cardiac Disease
Cartilage Repair Neuropathic Pain



Oral Mucositis Respiratory Infection
Ophthalmology Diabetes Cartilage Repair
Infectious Disease Rare Diseases Arthritis

INTREXON®

© 2017 Intrexon Corp. All rights reserved.

9

Development Platforms

Health – Clinical Development Outlook for 2017

Indication	Gene/Cell Therapy	Patient #	Phase/IND	XON Cost	XON Economics
Recessive Dystrophic EB	FCX-007	1,000-2,500	P 1/2	0	14% Net Sales
Pediatric Brain Tumors	Ad-RTS-IL12	>3,000	IND 1H'2017	0	20% Op Profits
Relapsed/Refractory AML	Viral CD33+ CAR T	~2,000-8,000*	IND 2017	0	20% Op Profits
Recurrent Glioblastoma	Ad-RTS-IL12	>10,000*	Phase 3	0	20% Op Profits
Recurrent Glioblastoma	Ad-RTS-IL12 & Checkpoint	>10,000*	IND 1H'2017	0	20% Op Profits
AML	Off-the-Shelf NK	~20,000*	IND 2017	0	20% Op Profits
Linear Scleroderma	FCX-013	~40,000	IND 2H'2017	0	14% Net Sales
Adv. Lymphoid Malignancies	Non-viral SB CD19+ CAR T	>80,000*	Phase 1	0	20% Op Profits
Oral Mucositis	ActoBiotics AG013	~500,000	IND/P2 2017	0	12% Net Sales
Clostridium difficile	Lantibiotics OG716	~500,000*	IND 2H'2017	0	25% Op Profits
Solid Tumors	Sleeping Beauty TCR	n/a	IND 2H'2017	n/a	n/a
Wet AMD	AAV-RTS	>1 million	IND 2H'2017	50% (JV)	>50% Op Profits
T1 Diabetes	ActoBiotics	>1.25 million	IND 2H'2017	50% (JV)	50% Op Profits
Cardiac Disease	pXoX Multi-Gene	>20 million	IND 2H'2017	75% (Sub)	75% Op Profits

Oncology Rare Skin Disorders Infertility
Autoimmune Diseases Cardiac Disease
Cartilage Repair Neuropathic Pain



Oral Mucositis Respiratory Infection
Ophthalmology Diabetes Cartilage Repair
Infectious Disease Rare Diseases Arthritis

INTREXON®

© 2017 Intrexon Corp. All rights reserved.

10

Patient population # based on United States only; * Estimated new cases per year

2013 Existing Health Programs Utilizing Intrexon Technology Development Platforms Additional Partnered Programs in Health Autoimmune & Inflammatory Diseases Type 1 Diabetes, GvHD, Arthritis, Celiac Cartilage Repair Off-The-Shelf Cells Human Infertility In vitro Egg Maturation Infectious Diseases Pertussis Metabolic & GI Disorders Type 2 Diabetes, PKU Neuropathic Pain & Cancer Gene therapy, Exosomes Oncology Gene/Cell Therapy, CAR-T, TCR Ophthalmology Blinding Diseases Rare Diseases Friedreich’s Ataxia Respiratory Infection Chronic Rhinosinusitis Oral Mucositis Cardiac Disease Neuropathic Pain Ophthalmology Infectious Disease Rare Skin Disorders Rare Diseases Infertility Autoimmune Diseases Cartilage Repair Oncology Cartilage Repair Respiratory Infection Diabetes Arthritis

Divisions and Development Platforms Andrew Last, Ph.D. – Chief Operating Officer

Agricultural Biotech Division Ag Bio: Florian™ Gene Switch for Flowering Control Florian™ Switch “On-off” gene switch to regulate timing of flowering, as well as selectively activate specific plant genes, through topical application of an activator Opens door to diverse range of beneficial agricultural applications including: Increasing biomass production and quality in forage crops by prolonging vegetative state Enabling “on-demand” seed production with improved efficiency/effectiveness Synchronized flowering in high value fruit and produce to aid in harvest timing (e.g. strawberries, pineapples) Flexibility for florists to control flowering on-site, increasing shelf-life

Agricultural Biotech Division Ag Bio: Regenerative Plant Cell Culture Platform High Throughput Plant Regeneration Crop A Published standard growth protocol Intrexon’s proprietary method Proprietary method to elicit genotype-independent pluripotent response in plant cells or tissues: Initial proof-of-concept for significantly improved transformation and mass propagation demonstrated in two commercial crops High throughput plant regeneration has broad applicability and significant potential: Enables rapid genetic gain in commercial crops Efficient propagation of plants that produce valuable ingredients Published standard growth protocol Intrexon’s proprietary method Crop B

Human Therapeutics Division

HTD: Gene Expression Control and Integration

T Cells Programmed to Express CAR and RTS-mbIL-15 with Single Non-Viral AttSite™ Integrated Vector

Sample Description		% CAR+		
		Day 1	Day 8	Day 15
RTS-mbIL15 construct	AttSite™ Recombinase	4.8	**39.8**	**45.6**
Promoterless mbIL15 negative control	AttSite™ Recombinase	7.7	**47.6**	**60.3**
RTS-mbIL15 construct	No recombinase	6.4	0.2	0
Promoterless mbIL15 negative control	No recombinase	12.3	0.2	0.1

Cellular expression of CAR and mbIL-15 following AttSite™ recombinase-mediated integration


Control
+ Veledimex
1.06%
72.1%
- Veledimex
Control
0.76%
0.94%

Dramatic induction of mbIL-15 expression with veledimex

Removal of veledimex results in complete loss of mbIL-15 expression

RheoSwitch® Control of CAR & mbIL-15 in T Cells


CAR Expression
Flow Cytometry (MFI)
9,500
8,500
7,500
6,500
5,500
4,500
ON
OFF
ON


mbIL-15 Expression
mRNA (Fold Change over CAR Only Control)
250,000
200,000
150,000
100,000
50,000
0
ON
OFF
ON

CAR and membrane-bound IL-15 (mbIL15) expression can be turned ON, OFF and back ON by addition or removal of veledimex

- Multiple therapeutic effectors, including CARs and cytokines (mbIL15), can be conditionally expressed under RTS® system
- Advances therapeutically-effective CAR-T cells modified via *Sleeping Beauty* system

15

INTREXON®

© 2017 Intrexon Corp. All rights reserved.

Human Therapeutics Division HTD: Gene Expression Control and Integration pXoX Control (pStuffer) Reversal of ADM Cardiomyopathy After Single Treatment pXoX+pRecombinase pXoX+pStuffer pXoX+pRecombinase pXoX+pStuffer pXoX+pRecombinase pXoX+pStuffer Proprietary pXoX platform represents first-ever multi-gene platform targeting cardiac disease and has demonstrated promising in vitro and in vivo effects including: Site-specific AttSite™ recombination leading to persistent expression of three separate cardiac effector genes involved in heart disease through single pXoX plasmid In vitro restoration in rat model of dilated cardiomyopathy patient iPSCs to levels observed in healthy individual iPSCs Gene Persistence by AttSite™ Recombination in Human Cardiomyocytes

Intrexon ActoBiotics Division

IAD: ActoBiotics® Living Biofactories



ActoBiotics® Oral Biotherapeutics


Anti-TNF-alpha
Bioactivity
AG014
Reference
Control
Trefoil Factor 1
ref
ctl
A
ctl
B
14 k Da
6 kDa
3 kDa
Interleukin-10
17
28
kDa
control
hIL-10
hIL-10
Human Proinsulin
6
14
kDa
control
PINS
Peptide 'X'
3
6
kDa
control
peptide
Human Proinsulin + hIL10



ActoBiotics™ Biological Pesticides

Versatile ActoBiotics™ platform has potential to treat a variety of diseases via *in situ* expression of an array of biotherapeutics and also enables production of targeted biologicals for crop protection

- *Human Health* - Collaborations established for diabetes (T1D & T2D), oral mucositis, celiac disease, PKU, GvHD & chronic rhinosinusitis
- *Crop Protection* - Collaboration with a leading global agricultural company to express and deliver dsRNA for insect control applications

17

INTREXON®

© 2017 Intrexon Corp. All rights reserved.

ASD: Improving Tilapia Fillet Yield Tilapia is ranked within top 3 volume species in aquaculture; estimated global production greater than $2.5 billion Homozygous null (Hom) Tilapia demonstrate: Growth phenotype compared to wild type (WT) Increased fillet weight of 53% compared to WT Increased fillet yield of 27% compared to WT Fertilize eggs Inject eggs for gene targeting hatch eggs and assess genotype assess phenotype Animal Sciences Division Fillet Yield

Animal Sciences Division

ASD: EggPC → Oocyte for Superior Bovine Genetics


Male Bull Genetics
Female Cow Genetics

- Intrexon technologies will enable female genetics to play a more meaningful role in bovine industry
- Next-gen EggPC technology has potential to expand superior female genetics
- According to the FAO the worldwide production value of cow milk and indigenous cattle meat totaled $352 billion in 2010


Genetic
Chromosomal Segregation
Condensed
Breakdown
Separation
Morphological
Structural Characteristics
Germinal Vesicle
Zona Pellucida
Polar Body
Chemical
Positive Brilliant Cresyl Blue Test
Cells become developmentally competent
Chemical
Parthenogenesis Activation Observed
Multiple cells identified after chemical induction
Asterisk (*) indicates individual cells

19

INTREXON®

© 2017 Intrexon Corp. All rights reserved.

Intrexon’s Proprietary Genetic Toolbox Built for Methanotrophs Opens Door to Superior Platform for Industrial Fermentation of Valuable Fuels/Chemicals Methanotroph Genetic Tools 2014 Present DNA Transformation n/a ✔ DNA Integration & Marker Recycling n/a ✔ Multiple Plasmid Vectors n/a ✔ Multiple Promoters & Regulatory Elements n/a ✔ Advanced Genome Editing n/a ✔ ‘Omics Technologies n/a ✔ High-throughput Strain Construction & Screening n/a ✔ IPD: Energy & Chemicals Industrial Products Division Methanotroph Fermentation Natural gas High Value Products

Industrial Products Division IPD: Energy & Chemicals 0 10 20 30 Isobutanol TAM +$80B 2,3 BDO TAM +$10B Isobutyraldehyde TAM +$3B Yield Levels 2H’2016 Site Selection Level Toolbox Enabling Robust Design and Rapid Development of Valuable Molecules

Financial Overview Joel Liffmann – Senior Vice President, Finance

Fourth Quarter Financial Performance * Non-GAAP financial measure. Select Financial Highlights 4Q 2016 4Q 2015 Revenues $46.0 M $41.5 M Collaboration and Licensing Revenues $27.7 M $21.1 M Product & Services and Other Revenues $18.3 M $20.4 M Adjusted EBITDA $(5.8) M* $(12.9) M* Impact of change in deferred revenue related to upfront and milestone payments $(11.3) M $(22.3) M Basic EPS $(0.37) $(0.28) Total Equity & Preferred Stock Securities In Connection With ECCs $153.1 M $83.7 M Cash, Cash Equivalents & Short- and Long-Term Investments $243.2 M $343.8 M Financials

Financial Discipline We target at least 100% coverage of Annual Cash Operating Expenses as we build significant portfolio of backend commercial economics FY 2015 133% þ Q4 2016 61% þ FY 2016 129% þ *Cash consideration received for reimbursement of R&D services; **Total consideration received for technology access fees, milestones, and products and services revenues 50% from Cost Recovery* 50% from Deal Money** Financials

Portfolio Expansion & Maturation December 2016 1 Over 30 January 2011 Collaborations December 2016 $17.5MM $391 Million January 2011 TAF and Received Milestones December 2016 $0 $193 Million January 2011 Cost Recovery Portfolio of Backend Economics Future Milestones & Royalties Financials

Summary Over 30 collaborations in place capitalizing on our leadership position in the engineering of biology Strong cash position with $243 million in cash, cash equivalents, and short and long-term investments, and equity securities and preferred stock valued at $153 million Developing high value bio-solutions with our collaborators in large established markets with built-in demand Positioned to deliver meaningful returns to our shareholders through our scalable, capital efficient model and successful execution of current & future opportunities

4Q 2016 Financial Results and Business Update Q&A Session March 1st, 2017